                                  MASTER LEASE



LESSOR:     Targa Financial, Inc.
            a Minnesota corporation

ADDRESS:    Carlson Center, Suite 250
            One Carlson Parkway North
            Plymouth, MN 55447

LESSEE:     Paper Warehouse, Inc.


ADDRESS:    7630 Excelsior Boulevard
            Minneapolis, MN 55426-4504


DATE:       October 22, 1997



   This contract is a Master Lease. All Supplements to this agreement shall be bound by the terms and conditions as contained herein, whether said Supplement is executed at the time of this agreement or at any subsequent time. In the event of a conflict between the Master Lease and any Supplement hereto, the Supplement shall control in respect to that Supplement.

   Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor (Targa Financial, Inc., its assigns or any affiliated group within the meaning of I.R.C. Sec. l504), in accordance with the terms and conditions set forth herein, and in each Supplement, the equipment described in any and all Supplements and in any attachments thereto together with all replacements, parts, repairs, additions and accessories incorporated therein or now or hereafter affixed thereto.

  l. LEASE TERM. This Lease shall be effective from the date hereof. As to any particular item of equipment, the term shall be as set forth in the Supplement listing that particular equipment. After the equipment has been installed by the manufacturer thereof, Lessee agrees both to advise Lessor on the date the equipment is acceptable for use and thereupon to accept ("Acceptance") the equipment on behalf of the Lessor. However, Lessee shall have no obligation with respect to the lease of any item of equipment hereunder unless and until Supplement I-A shall have been so executed and delivered by Lessee with respect to such item of equipment. The duration of the Lease Term for any particular item of equipment shall be specified in Supplement I.

  2. PAYMENTS OF RENT. The Monthly Rent payable with respect to each item of equipment shall be set forth for such item in Supplement I. All rental and other payments by Lessee under this Lease shall be made to Lessor at its address stated above or at such other address as Lessor may designate, and payment shall arrive at such address on or before the date the rental payment shall be due. This Lease provides for a net lease, and the rent and other amounts due hereunder from Lessee to Lessor shall not be subject to any abatement, recoupment, defense, claim, counterclaim, reduction, setoff, or any other adjustment of any kind for any reason.

   Any payment received from Lessee may be applied by Lessor at any time against any obligation due and owing by Lessee under the Lease or any lease schedule hereto, in Lessor's sole discretion, notwithstanding any statement on or referred to in any remittance from Lessee or any prior application of such payment. In the event any bankruptcy proceedings are instituted by or against Lessee under the U.S. Bankruptcy Code within 90 days after receipt by Lessor of any such payment, such payment shall be deemed applicable to unpaid obligations then due hereunder in the inverse order of maturity.

  3. MAINTENANCE. Lessee, at its own cost and expense, shall keep the equipment in good repair, condition and working order, and shall furnish any and all parts, mechanisms, and devices required to keep the equipment in good working order in accordance with the manufacturer's operating, inspection, repair, maintenance, and service manuals and any applicable service bulletins and reasonable recommendations issued or made by the manufacturer and Lessor. Lessee will maintain complete and accurate logs and records of all service, maintenance and repairs. Lessee will make all such logs and records available for inspection requirements.

   If the manufacturer of the equipment offers a maintenance contract with respect to the equipment, then the Lessee shall either purchase such maintenance contract, or shall maintain the equipment to manufacturer's specifications to make it continuously eligible for such a contract both during the term hereof and as of the last day of the Lease Term; however, if the Lessor, in its sole discretion, determines that the equipment is not being so maintained, the Lessor may require Lessee to purchase such a maintenance contract or may itself purchase such a maintenance contract and the Lessee shall pay the cost thereof to Lessor upon demand as additional rent.

   Lessee agrees to make the equipment available for inspection, as scheduled by Lessor, to insure compliance with the terms of this section. If Lessor, or its agent, determines that Lessee has violated any provision of this section, and, after written notice of such deficiency, Lessee fails to cure the violation within sixty (60) days after receipt of written notice from Lessor, Lessee shall be in default under the Lease and Lessor may proceed to protect its interest in the manner herein provided.

  4. ENCUMBRANCES ON EQUIPMENT BY LESSEE. Lessee shall keep the equipment free and clear of all levies, charges, encumbrances and claims, including without limitation any levies, liens, charges, encumbrances or claims of the holders of any interest in the real estate on which it is located or of any personal property to which it is connected. Further Lessee will, upon request by Lessor, obtain and deliver to Lessor a waiver of such liens or claims as to the equipment in recordable form at sole cost of Lessee. If Lessee fails to provide such waiver, the Lessor may, at its sole option, obtain such waiver and the cost of obtaining said waiver, including reasonable attorneys' fees and maximum interest allowed by law, will be added to the remaining balance of the Lease and fully amortized over said period or, at Lessor's option, said added costs may be immediately due and payable by Lessee.

  5. INDEMNIFICATION OF LESSOR FROM LIABILITY FOR TAXES. Lessee agrees to pay and does hereby indemnify Lessor against, and hold Lessor harmless from, all income, franchise, sales, use, personal property, ad valorem, value added, leasing, leasing use, stamp or any and all other taxes, levies, imports, duties, charges, or withholdings of any nature, together with any and all penalties, fines or interest thereon, arising out of the transactions contemplated by this Lease and imposed against Lessor, Lessee or the equipment by any federal, state, local or foreign government or taxing authority upon or with respect to the equipment or upon the sale, purchase, ownership, delivery, leasing, possession, use, operation, return or other disposition thereof, or upon the rentals, receipts or earnings arising therefrom, or upon or with respect to this Lease excluding, however, any such imposition on, or measured solely by, the net income of Lessor. All amounts payable by Lessee under this section shall be immediately payable. In case any report or return is required to be made with respect to any obligation of Lessee arising out of this section, Lessee will, at Lessor's request, either make such report or return in such manner as to show the respective interest of Lessor or will notify Lessor of such requirement and make such report or return in such manner as shall be satisfactory to Lessor.

   Lessee covenants and agrees to pay any such taxes to the appropriate taxing authority, and discharge before the same become delinquent, all taxes, fees, or other charges of any nature whatsoever, without proration, together with any related interest or penalties ("Imposition") now or hereafter imposed, assessed or payable during the term of the relevant Equipment Schedule including any extension thereof or an Imposition relating to a record date or status date that fell within the term of the relevant Equipment Schedule including any extension thereof or is otherwise associated with Lessee's leasing, possession or use of the Equipment against Lessor, Lessee or the Equipment. Because the payment due date or reimbursement date for an Imposition may occur after the expiration or termination of the term of the relevant Equipment Schedule, it is understood and agreed that Lessee's liability for such Impositions shall survive the expiration or termination of the term of the relevant Equipment Schedule.

  6.  WARRANTIES.

     (a) Lessee warrants that each item of equipment will be installed at the location designated in the Supplement and will be kept in good repair, condition and working order and that upon satisfactory inspection and certification for maintenance by manufacturer Lessee will fully and finally accept each item of equipment under this Lease. On occurrence of the aforementioned events, Lessee will execute concurrently herewith Supplement I-A. LESSEE HAS SELECTED BOTH THE EQUIPMENT AND THE MANUFACTURER OR OTHER SUPPLIER OF THE EQUIPMENT. LESSOR HAS NOT MADE AND MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING THE CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE, AND EXPRESSLY DISCLAIMS THE SAME, AND, AS TO LESSOR, LESSEE LEASES THE EQUIPMENT AS IS. LESSOR SHALL HAVE NO LIABILITY TO LESSEE FOR ANY CLAIM, LOSS OR DAMAGE, WHETHER INCIDENTAL OR CONSEQUENTIAL, CAUSED OR ALLEGED TO BE CAUSED DIRECTLY OR INDIRECTLY BY ANY OF THE EQUIPMENT, BY ANY INADEQUACY THEREOF OR DEFICIENCY OR DEFECT THEREIN, BY ANY INCIDENT WHATSOEVER IN CONNECTION THEREWITH, ARISING IN STRICT LIABILITY, NEGLIGENCE, GROSS NEGLIGENCE OR OTHER MALFEASANCE, OR IN ANY RELATED TO OR ARISING OUT OF THIS AGREEMENT AND WHETHER INVOLVING PERSONAL INJURY, PROPERTY DAMAGE OR OTHERWISE. Notwithstanding the foregoing, Lessee shall be entitled to the benefit of any applicable manufacturer's warranties, and, to the extent assignable, such warranties are hereby assigned, until termination of said warranty or expiration of this Lease, whichever occurs first, and so long as no default has occurred and is continuing, by Lessor to Lessee for the benefit of Lessee.

     (b) Lessee warrants that Lessee shall keep the equipment in good and efficient working order, condition and repair, reasonable wear and tear excepted, and acceptable for maintenance under the manufacturer's maintenance agreement at the expiration of the Lease Term.

  7. AUTHORITY OF LESSEE TO ENTER LEASE. Lessee hereby warrants and represents to Lessor, its respective successors and assigns that Lessee is a corporation validly existing and in good standing under the laws of the jurisdiction of its incorporation and the jurisdiction(s) where the equipment will be located and has adequate corporate power to enter into and perform this Lease. Lessee warrants that this Lease has been duly authorized, executed and delivered by Lessee and constitutes a valid, legal, and binding agreement of Lessee, enforceable in accordance with its terms. Lessee warrants that the entering into and performance of this Lease will not violate any judgment, order, law or regulation applicable to

Lessee. Lessee warrants that this Lease will not result in a breach of any provision of Lessee's Articles of Incorporation or Bylaws. Lessee warrants that this Lease will not result in the creation of any lien, charge, security interest or other encumbrance upon any assets of Lessee or on the equipment leased herein and Lessee will not default on any instrument to which Lessee is a party or by which it or its assets may be bound. Lessee warrants that no consent or approval of, giving of notice to, registration with, or taking of any other action in respect of, any state, Federal, or other governmental authority or agency is required with respect to the execution, delivery and performance by the Lessee of this Lease or, if any such approval, notice, registration or action is required, it has been obtained. Lessee warrants that there are no actions, suits or proceedings pending or, to the knowledge of the Lessee, threatened against or affecting the Lessee in any court or before any governmental commission, board or authority which, if adversely determined, will have a materially adverse effect on the ability of the Lessee to perform its obligation under this Lease.

  8. COVENANT OF QUIET ENJOYMENT. Lessor hereby covenants that so long as Lessor shall have received from Lessee the Total Monthly Rent as set forth in Supplement I on or before the tenth day of each month following the Rental Commencement Date and that so long as no default or breach under the Lease has occurred and is continuing hereunder, Lessee shall and may quietly have, hold and enjoy the equipment and every part thereof leased hereunder for the term of this Lease, as such term may be extended hereunder, free from disturbance by Lessor or its officers, agents, employees, successors or assigns, or by anyone claiming by, through or under Lessor.

  9. LOCATION OF EQUIPMENT. The equipment shall be kept by Lessee, subject to inspection by Lessor, at Lessee's address, as stated on each Supplement I, and shall not be relocated without prior written consent of Lessor. Such consent shall not be unreasonably withheld.

 10. LESSEE'S DUTY OF DUE CARE. Lessee shall use the equipment with due care to prevent injury thereto, and to any person or property, in conformity with all applicable laws, ordinances, rules, regulations and other requirements of any insurer or governmental body with respect to the use, maintenance and operation of equipment subject to this Lease. In case any additional or other equipment, appliance or alteration is required to be made or installed on any item of equipment in order to comply with such laws, regulations, requirements and rules, Lessee agrees to make or install such equipment, appliance or alteration at its own cost and expense, and upon such installation, title thereto shall immediately vest in Lessor without any further act by Lessor and Lessee.

 11. EQUIPMENT MODIFICATION AND IDENTIFICATION. Notwithstanding the above, Lessee shall not modify any equipment without the prior written approval of Lessor, which approval shall not be unreasonably withheld, provided, however, that Lessee shall be entitled, from time to time during the term of this Lease, to acquire and install, at Lessee's expense, such additional features, options, or modifications as may be available and which will not impair the originally intended function or use of the equipment in which they are installed and which will not interfere with Lessee's ability to obtain and maintain the maintenance contract. Lessee shall add such safety modifications as are recommended from time to time by the manufacturer. Such additional features, options or modifications shall be readily removable without damage to the equipment and shall be removed by Lessee before the equipment is returned to Lessor. Should any damage occur, Lessee shall repair all damage to the equipment resulting from such installation and removal so as to restore the equipment to the condition in which it existed prior to the installation. Any part or accessories not so removed shall become the property of Lessor. It is the intention and understanding of both Lessor and Lessee that the equipment shall be and at all times remain separately identifiable personal property. Lessee shall not permit any equipment to be installed in, or used, stored or maintained with, any personal property in such manner or under such circumstances that such equipment might be or become an accession to or confused with such other personal property or realty.

 12. INSURANCE. Lessee shall provide, maintain and pay for any insurance against casualty to the equipment and for the full replacement value thereof as determined by Lessor. The full replacement value shall not be less than casualty value. Said insurance shall name Lessor or any of its assigns as the loss payee. Lessee shall also provide, maintain and pay for public liability and property damage insurance, which shall name Lessor as additional insured. Lessee shall also provide, maintain and pay for such additional insurance protection as Lessor shall reasonably require. Lessee shall, upon request of Lessor or the Lender, provide evidence of such insurance coverage.

 13. RETURN OF EQUIPMENT. Upon the expiration or earlier termination of this Lease with respect to any item of equipment, Lessee shall dismantle and return, at Lessee's expense, the same to Lessor (at a location designated by Lessor within the Continental United States) in the condition described in Section 3. Lessee shall arrange and pay for all such repairs and work on any item of equipment as may be necessary for the manufacturer to accept the equipment at the time of surrender under contract maintenance at its then standard rates.

 14. CASUALTY. Lessee hereby assumes and shall bear the entire risk of casualty, whether or not insured against, of the equipment from any and every cause whatsoever, and from requisition for use by governmental authority under the power of eminent domain or otherwise (Requisition of Use), from the date of commencement of this Lease.

     (a) In the event any item of equipment is physically damaged to a material extent by any occurrence whatsoever, the Lessee shall immediately notify the Lessor of such damage.

     (b) In the event the equipment is damaged, Lessor shall have the option of requiring Lessee to: (1) Have the damage repaired, at its expense, in conformance with Section 3 of this Lease, without interruption of monthly rental and other payments; or (2) continue all payments where the equipment cannot be repaired, without interruption, as if no such damage had occurred, and purchase in Lessor's name equipment identical to the equipment so damaged and cause such equipment to be delivered to the equipment location whereupon such equipment shall become subject to all of the terms and conditions of this Lease, free of all liens and encumbrances; or (3) pay to Lessor, on the following date on which the next monthly rental payment is due and payable, an amount equal to the casualty value together with the monthly rental charges and other charges accrued and unpaid as of this date, whereupon this Lease shall be terminated.

     (c) Following performance of Lessee pursuant to either (b)(2) or (b)(3) of Section 14 above, title to the damaged equipment shall pass to Lessee.

 15. INDEMNIFICATION OF LESSOR FROM LIABILITY. Lessee shall and does hereby indemnify Lessor and Lender against, and hold Lessor and Lender harmless from, any and all claims, actions, suits, proceedings, damages, costs, expenses,obligations, liabilities and liens, including without limitation any of the foregoing arising or imposed without Lessor's fault or negligence, or in connection with latent or other defects, or any claim for patent, trademark or copyright infringement or under the doctrine of strict liability, negligence, gross negligence or any other malfeasance, on account of personal injury, property damage or otherwise, imposed on or incurred by or asserted against Lessor or Lender or their successors or assigns, including without limitation attorney's fees incurred on account of any of the foregoing, in any way relating to this Lease or any Supplement thereby, or in any way relating to the manufacture, purchase, acceptance, rejection, ownership, delivery, installation, lease, sublease, possession, use, operation, maintenance, condition, registration, sale, return, replacement, storage or disposition of any item of equipment, or any accident in connection therewith, or by operation of law. Lessee shall give Lessor and Lender prompt written notice of any matter hereby indemnified against and agrees that unless directed to the contrary by notice by Lessor and/or Lender, Lessee shall assume full responsibility for the defense thereof. Lessee shall not assert against Lender any defense, counterclaim, or offset that Lessee may have against Lessor.

 16. TRANSFER BY LESSOR. Lessor may assign, grant a security interest in, or otherwise dispose of, or transfer all or any portion of its right, title and interest in, to and under this Lease and/or the equipment, together or separately, to one or more persons or entities (individually or collectively "Lender") without notice to or consent of Lessee. Upon any such transfer, this Lease shall remain in full force and effect. If Lessee is given notice of any such transfer, it shall acknowledge receipt thereof in writing, and execute such further instruments as may be reasonably requested by Lender with respect to such transfer. Unless otherwise expressly agreed by Lender, Lender shall not assume any of the obligations of Lessor under this Lease.

 17. LESSEE'S OBLIGATIONS UNCONDITIONAL. Lessee's obligation to pay all Rent, and the rights of Lessor and the Lender in and to such payments, shall be absolute and unconditional and shall not be subject to any abatement, reduction, setoff, defense, counterclaim or recoupment for any reason, including without limitation any such amount due or alleged to be due to, or by reason of, any past, present or future claims which Lessee may have against Lessor, the manufacturer or any other seller of the equipment, Lender or any other person or entity, for any reason. Except as otherwise expressly provided herein, this Lease shall not terminate, nor shall the respective obligations of the Lessor or the Lessee be affected, by reason of defect in or casualty to or obsolescence of the equipment from any cause, or by the interference with the use thereof by any private person, corporation or governmental authority, or any other disability of the Lessee to use the equipment, or for any other cause, whether similar or dissimilar to the foregoing, including, but not limited to, war, act of God, governmental regulations, any present or future law or regulation to the contrary notwithstanding. It is the express intention of the Lessor and the Lessee that all Rent payable by the Lessee hereunder shall be, and continue to be, payable in all events unless the obligation to pay the same shall be terminated pursuant to the express provisions of this Lease.

 18. ASSIGNMENT AND SUBLEASE. WITHOUT PRIOR WRITTEN CONSENT OF LESSOR, LESSEE SHALL NOT ASSIGN, PLEDGE, HYPOTHECATE OR IN ANY OTHER WAY TRANSFER THIS LEASE, THE EQUIPMENT OR ANY PART THEREOF, OR ANY INTEREST THEREIN. Lessee shall not permit the equipment or any part thereof to be used by anyone other than Lessee or Lessee's employees; provided, however, that Lessee may assign its rights hereunder to any other party that agrees to perform Lessee's obligations hereunder, with the prior written consent of Lessor and Lender, which consent shall not be unreasonably withheld. Any such assignment, pledge, hypothecation or transfer for which consent is required hereby and which is made without such consent shall be void. The consent of Lessor to any of the foregoing applies only to the specific instance in which consent is given, and shall not be deemed a consent to any subsequent like act by Lessee or any other person. Subject to the foregoing, and to Section 16 hereof, this Lease inures to the benefit of, and is binding upon, the successors and assigns of the parties hereto. Lessee's interest herein shall not be assigned by operation by law.

 19. DEFAULT. Default shall occur if the Lessee fails to pay any rent or any other amount when due and such failure continues for a period of ten days, or if the Lessee fails to perform any other term or condition of this Lease and such failure continues for a period of fifteen days after written notice is received by Lessee at the address indicated for Lessee notification, or if Lessee becomes insolvent or admits in writing its inability to pay its debts as they mature, or applies for, consents to, or acquiesces in the appointment of a trustee or a receiver for it or any of its property, or, in the absence of such application, consent or acquiescence, a trustee or receiver is appointed for Lessee or for a substantial part of its property and is not discharged within thirty days, or if any bankruptcy or insolvency law, or any dissolution or liquidation proceeding, is instituted by or against Lessee, and if instituted against Lessee is consented to or acquiesced in by Lessee or remains for thirty days undismissed.

   Upon the occurrence of any events of default, Lessor may exercise any one or more of the following rights but is not limited to the remedies set forth herein:

     (a) Lessor may proceed by appropriate court action(s) to enforce performance by Lessee of this Lease or to recover damages for the breach thereof.

     (b) Lessor may repossess any or all units of equipment without prejudice to any other remedy or claim.

     (c) After giving ten days notice to Lessee, Lessor may sell any or all equipment at one or more public or private sale(s), or may lease any or all units of equipment, and recover from Lessee as damages for Lessee's default hereunder an amount equal to the amount, if any, by which the sum of (1) all rent theretofore and thereafter payable hereunder; (2) all costs and expenses incurred in locating, removing, storing, repairing, restoring and selling or leasing such units of equipment; (3) all other amounts owing by Lessee hereunder; and (4) all costs and expenses, including, but not limited to, reasonable attorney's fees and other legal expenses, incurred by Lessor as a result of Lessee's default hereunder, exceeds (i) the amount of total rent, discounted to present value at the discount rate required for financing any subsequent lease, as to any equipment so leased by Lessor, or (ii) the amount received by Lessor upon a public or private sale of any equipment, or (iii) in the event of no subsequent lease or sale, the fair market value, as determined by the average of three independent appraisers, of any equipment; provided, however, that upon receipt of payment in full of such amount from Lessee, Lessor shall transfer to Lessee, without any representation or warranty of any kind, expressed or implied, whatever title Lessor may then have to any units of equipment which Lessor elects not to sell or lease.

     (d) Lessor may, by notice to Lessee, declare this Lease terminated without prejudice to Lessor's rights in respect to obligations then accrued and remaining unsatisfied.

     (e) Lessor may avail itself of any other remedy or remedies provided for by any statute or otherwise available by law, in equity or in bankruptcy or insolvency proceedings. The remedies set forth herein or referred to shall be cumulative and not exclusive.

 20.  GENERAL.

     (a) Lessee shall pay Lessor interest at the lesser of eighteen percent (18%) per annum or the maximum interest rate permitted by applicable law, on any amount past due from ten days after the date it is required to make any payment of rent or other amount hereunder to the date such payment is made.

     (b) Promptly upon Lessor's written request, Lessee agrees at Lessor's expense to execute, acknowledge and deliver such instruments, and to take such other action, as may reasonably be necessary in the opinion of the Lessor, or Lessor's counsel, to protect Lessor's or any Lender's interests in the equipment, this Lease and any Rent, including, but without limitation, the obtaining and execution of landlord and mortgagee waivers, Uniform Commercial Code financing statements in recordable form, and a search for any judgments or liens against Lessee. Lessee also agrees to provide such financial information relating to Lessee as Lessor may from time to time reasonably request. Lessor may file or record a copy of this Lease, as a financing statement or for any other purpose.

     (c) This Agreement is, and is intended to be, a lease, and Lessee does not acquire hereby any right, title or interest in or to the equipment except the right to use the same as Lessee under the terms hereof.

     (d) This Lease and all Supplements duly executed and attached hereto from time to time constitute the entire agreement between the parties hereto with respect to the equipment, and any change or modification hereto and any related agreement must be in writing and signed by the parties hereto. To the extent, if any, that this Lease constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest therein may be created through the transfer or possession of this Lease or of any counterpart of this Lease other than the original, provided that if any Supplement to this Lease other than Supplement attached hereto is executed by the parties hereto, (i) each such Supplement shall constitute a new lease between the parties; (ii) there shall be a single executed original of each such Supplement marked "Original"; (iii) all other counterparts of such Supplement shall be marked "Duplicate"; and (iv) to the extent, if any, that any such Supplement constitutes chattel paper (as defined above) no security interest therein may be created through the transfer or possession of the Original of this Lease or any counterpart of such Supplement other than the Original of such Supplement.

     (e) Lessor is not, and shall not be deemed to be, an agent, employee or representative of Lessee or any manufacturer of any equipment, for any purpose whatsoever.

     (f) Lessee shall notify Lessor of any change in Lessee's mailing address ten days prior to such change.

     (g) If this Lease or any provision hereof shall be deemed invalid, illegal or unenforceable in any respect or in any jurisdiction, the validity, legality and enforceability of this Lease in other respects and in other jurisdictions shall not be in any way impaired or affected thereby. No covenant or condition of this Lease can be waived except by the written consent of the party to be bound by such waiver.

     (h) This Lease is made under and shall be governed by the laws of the State of Minnesota.

     (i) This Master Lease may be canceled by Lessee in writing, provided all outstanding Supplements hereunder have either expired or have been terminated with respect to their individual termination provisions, and that no Events of Default are continuing under any Supplements, and Lessee has fulfilled all obligations under all such Supplements.

     (j) Any notice hereunder required shall be in writing and shall be deemed to be given when delivered or, if mailed, on the third day after mailing by registered or certified mail, postage prepaid and addressed to Lessee or Lessor at its respective address shown on the first page hereof.


   IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease to be duly executed, all as of the date first above written.



LESSOR:                                LESSEE:


TARGA FINANCIAL, INC.                  PAPER WAREHOUSE, INC.


By: /s/ Keith L. Swenson               By: /s/ Yale T. Dolginow
   ------------------------------         ---------------------------

Print Name:   Keith L. Swenson         Print Name:   Yale T. Dolginow
           ----------------------                 -------------------

Title:   Executive Vice President      Title:   President and CEO
      ---------------------------            ------------------------

                              SUPPLEMENT NO. I(2)

                               EQUIPMENT SCHEDULE


PURPOSE: This Supplement No. I(2) is being executed and delivered pursuant to that certain Master Lease Agreement ("Master Lease") bearing the date set forth below, between Targa Financial, Inc. ("Lessor") and the Lessee named below, the provisions of which are hereby incorporated herein by reference as to the Equipment identified below. This Supplement, together with the terms and conditions of the Master Lease incorporated by reference herein, constitutes the Lease (hereinafter the "Lease") between the parties covering said Equipment.


LESSEE:  Paper Warehouse, Inc.


MASTER LEASE AGREEMENT DATE:  October 22, 1997


SUPPLEMENT AGREEMENT DATE:  October 22, 1997


SUPPLEMENT COMMENCEMENT DATE: Defined as the date on which Lessee shall deliver to Targa Financial, Inc. or its assignee a Certificate of Acceptance (Supplement I-A) with respect to the Equipment covered hereby.


EQUIPMENT:

     Qty.      Type/Model     Serial Number       Description
     ---       ----------     -------------       -----------

      1        IBM Software      N/A              OS/400 Facsimile Support,
                                                  Client Access, App. Dev.
                                                  Toolset, RPG/400, Performance
                                                  Tools Query

      1        JDA Software      N/A              Retail System

      1        Services          N/A              Implementation




    Lessee shall own software at end of Basic Term for $1.00





TOTAL MONTHLY RENT FOR THIS EQUIPMENT:  $ 18,382.00
                                      --------------


EQUIPMENT                                                     INVOICE
LOCATION:   7630 Excelsior Boulevard                          LOCATION:
            Minneapolis, MN 55426-4504
            Attn:  Cheryl Newell
                   (612)  936-1000




ACCEPTANCE: The Equipment to be accepted by delivery of a Certificate of Acceptance in accordance with the Master Lease Agreement referred to above.


BASIC LEASE TERM AND RENTAL PAYMENT: The initial term ("Basic Term") shall be 36 months. The Basic Term shall commence on the first day of the calendar month following the Supplement Commencement Date (or the Supplement Commencement Date when it falls on the first day of a month). The first payment shall include a pro rata portion of the monthly rent for the balance of the month after the Supplement Commencement Date and be due on the first rental payment date as set out in Supplement I-A. Thereafter, monthly rental payments shall be payable in advance on or before the first day of each month during the term of the Lease.

CASUALTY VALUE: The casualty value ("Casualty Value") for each Item of Equipment shall be an amount equal to the sum of the product of the Monthly Rent for such Item of Equipment multiplied by 35 less 1.39 percent of such product for each Monthly Rental payment paid up to the time of the Casualty.

RENEWAL OPTIONS: Lessee must give written notice to Lessor not less than 60 days and not more than 90 days prior to the end of the Lease Term if Lessee intends to negotiate a new lease for an additional period. If Lessee does not notify Lessor, Lessee may not thereafter terminate this Lease or require removal of the Equipment by Lessor except upon 60 days' prior written notice by Lessee to Lessor. During any period beyond the Lease Term during which Lessee retains the Equipment, the rental charge and all other terms of this Lease shall remain in effect.




LESSOR:                                LESSEE:


TARGA FINANCIAL, INC.                  PAPER WAREHOUSE, INC.



By: /s/ Keith L. Swenson               By:  /s/ Yale T. Dolginow
   -------------------------------        ----------------------------

Print Name:  Keith L. Swenson          Print Name:    Yale T. Dolginow
           -----------------------                --------------------

Title:    Executive Vice President     Title:    President and CEO
      ----------------------------           -------------------------

Date:     October 22, 1997             Date:
     -----------------------------          --------------------------

                           SUPPLEMENT I-A


                       ACCEPTANCE CERTIFICATE






      Pursuant to the Master Lease dated October 22, 1997, between Targa Financial, Inc., Lessor, and the undersigned, Lessee, Lessee hereby certifies that:

(1) The equipment as specified in Supplement No. I(2) has been delivered to the location of Lessee set forth in Supplement
     No. I(2) of the Master Lease and is the equipment described in that Supplement.

(2) The equipment as specified in Supplement No. I(2) has been inspected by authorized representatives of the Lessee.

(3) The equipment as specified in Supplement No. I(2) is in good repair, working order and condition.

(4) The equipment as specified in Supplement No. I(2) has been fully and finally accepted by Lessee.

(5)  The first rental payment is due on November 1, 1997.

(6)  No event of default has occurred and is continuing.





                                    LESSEE:

                                    PAPER WAREHOUSE, INC.


                                    By: /s/ Yale T. Dolginow
                                       ----------------------------

                                    Print Name:   Yale T. Dolginow
                                               --------------------

                                    Title:    President and CEO
                                          -------------------------

                                    Date:
                                         --------------------------

                                  ATTACHMENT I



The property described herein is located initially at 7630 Excelsior Boulevard, Minneapolis, Minnesota 55426-4504 and is being leased by the party named herein as "Debtor" from the party named herein as "Secured Party" under a true Lease dated as of October 22, 1997 and Supplement No. I(2) dated October 22, 1997. Neither the execution nor the filing hereof shall in any manner imply that the relationship between such parties is other than as Lessee and Lessor, respectively. This financing statement is filed solely as a precautionary measure to protect the interests of the parties in the event of contrary assertions by any third party.



EQUIPMENT:


     Qty.      Type/Model     Serial Number       Description
     ---       ----------     -------------       -----------

      1        IBM Software      N/A              OS/400 Facsimile Support,
                                                  Client Access, App. Dev.
                                                  Toolset, RPG/400, Performance
                                                  Tools Query

      1        JDA Software      N/A              Retail System

      1        Services          N/A              Implementation








                                     LESSEE:


                                     PAPER WAREHOUSE, INC.



                                     By:  /s/ Yale T. Dolginow
                                        -----------------------------

                                     Print Name:     Yale T. Dolginow
                                                ---------------------

                                     Title:   President and CEO
                                           --------------------------

                                     Date:
                                          ---------------------------

                            UCC Financing Statement

                                  (deleted)

                              SUPPLEMENT NO. I(1)

                               EQUIPMENT SCHEDULE


PURPOSE: This Supplement No. I(1) is being executed and delivered pursuant to that certain Master Lease Agreement ("Master Lease") bearing the date set forth below, between Targa Financial, Inc. ("Lessor") and the Lessee named below, the provisions of which are hereby incorporated herein by reference as to the Equipment identified below. This Supplement, together with the terms and conditions of the Master Lease incorporated by reference herein, constitutes the Lease (hereinafter the "Lease") between the parties covering said Equipment.


LESSEE:  Paper Warehouse, Inc.


MASTER LEASE AGREEMENT DATE:  October 22, 1997


SUPPLEMENT AGREEMENT DATE:  October 22, 1997


SUPPLEMENT COMMENCEMENT DATE: Defined as the date on which Lessee shall deliver to Targa Financial, Inc. or its assignee a Certificate of Acceptance (Supplement I-A) with respect to the Equipment covered hereby.


EQUIPMENT:

     Qty.      Type/Model     Serial Number       Description
     ---       ----------     -------------       -----------

      1        9406 620-2179  280WM               IBM AS/400 System Unit w/
                                                  F.C. #'s (3) 0350, 2664, 2721,
                                                  2724, 2726, (2) 3002, 5532,
                                                  5534, (13) 6807, 7128,
                                                  Software Version V4R1

      1        3570-B01       22543               IBM Magstar Tape Subsystem

      1        7852-40Z       6BMRLW              IBM AS/400 Modem

      1        9910-B52       6BMRLX              Unity UPS, w/(2) Battery Packs

      1        3486-BG3       6BMRLY              IBM AS/400 Display




TOTAL MONTHLY RENT FOR THIS EQUIPMENT:  $  3,758.00
                                      --------------


EQUIPMENT                                                     INVOICE
LOCATION:   7630 Excelsior Boulevard                          LOCATION:
            Minneapolis, MN 55426-4504
            Attn:  Cheryl Newell
                   (612)  936-1000



ACCEPTANCE: The Equipment to be accepted by delivery of a Certificate of Acceptance in accordance with the Master Lease Agreement referred to above.

BASIC LEASE TERM AND RENTAL PAYMENT: The initial term ("Basic Term") shall be 36 months. The Basic Term shall commence on the first day of the calendar month following the Supplement Commencement Date (or the Supplement Commencement Date when it falls on the first day of a month). The first payment shall include a pro rata portion of the monthly rent for the balance of the month after the Supplement Commencement Date and be due on the first rental payment date as set out in Supplement I-A. Thereafter, monthly rental payments shall be payable in advance on or before the first day of each month during the term of the Lease.

CASUALTY VALUE: The casualty value ("Casualty Value") for each Item of Equipment shall be an amount equal to the sum of the product of the Monthly Rent for such Item of Equipment multiplied by 42 less 1.39 percent of such product for each Monthly Rental payment paid up to the time of the Casualty.

RENEWAL OPTIONS: Lessee must give written notice to Lessor not less than 60 days and not more than 90 days prior to the end of the Lease Term if Lessee intends to negotiate a new lease for an additional period. If Lessee does not notify Lessor, Lessee may not thereafter terminate this Lease or require removal of the Equipment by Lessor except upon 60 days' prior written notice by Lessee to Lessor. During any period beyond the Lease Term during which Lessee retains the Equipment, the rental charge and all other terms of this Lease shall remain in effect.

FAIR MARKET VALUE OPTION: So long as no Event of Default has occurred and is continuing hereunder and Lessee has provided a 60 days prior written notice to Lessor, Lessee may renew or purchase the Equipment at the expiration of the Basic Term for Fair Market Value. Lessee may add and/or upgrade the Equipment at any time during the Basic Term and Lease for Fair Market Value.

If Lessee and Lessor cannot agree upon a Fair Market Value, Lessor and Lessee will obtain three independent bona fide bids each from dealers/brokers/lessors who are members in good standing with the Computer Dealers and Lessors Association, "CDLA". Upon written receipt of all six bona fide bids, the lowest and highest bids will be eliminated and the Fair Market Value will be the average of the remaining four bids.



LESSOR:                                LESSEE:


TARGA FINANCIAL, INC.                  PAPER WAREHOUSE, INC.



By: /s/ Keith L. Swenson               By: /s/ Yale T. Dolginow
   -------------------------------        ----------------------------

Print Name:  Keith L. Swenson          Print Name:    Yale T. Dolginow
           -----------------------                --------------------

Title:    Executive Vice President     Title:     President and CEO
      ----------------------------           -------------------------

Date:     October 22, 1997             Date:
     -----------------------------          --------------------------

                                 SUPPLEMENT I-A


                             ACCEPTANCE CERTIFICATE






      Pursuant to the Master Lease dated October 22, 1997, between Targa Financial, Inc., Lessor, and the undersigned, Lessee, Lessee hereby certifies that:

(1) The equipment as specified in Supplement No. I(1) has been delivered to the location of Lessee set forth in Supplement No. I(1) of the Master Lease and is the equipment described in that Supplement.

(2) The equipment as specified in Supplement No. I(1) has been inspected by authorized representatives of the Lessee.

(3) The equipment as specified in Supplement No. I(1) is in good repair, working order and condition.

(4) The equipment as specified in Supplement No. I(1) has been fully and finally accepted by Lessee.

(5)  The first rental payment is due on November 1, 1997.

(6)  No event of default has occurred and is continuing.





                                   LESSEE:

                                   PAPER WAREHOUSE, INC.


                                   By: /s/ Yale T. Dolginow
                                      ---------------------------

                                   Print Name:  Yale T. Dolginow
                                              -------------------

                                   Title:    President and CEO
                                         ------------------------

                                   Date:
                                        -------------------------

                                  ATTACHMENT I



The property described herein is located initially at 7630 Excelsior Boulevard, Minneapolis, Minnesota 55426-4504 and is being leased by the party named herein as "Debtor" from the party named herein as "Secured Party" under a true Lease dated as of October 22, 1997 and Supplement No. I(1) dated October 22, 1997. Neither the execution nor the filing hereof shall in any manner imply that the relationship between such parties is other than as Lessee and Lessor, respectively. This financing statement is filed solely as a precautionary measure to protect the interests of the parties in the event of contrary assertions by any third party.



EQUIPMENT:


     Qty.      Type/Model     Serial Number       Description
     ---       ----------     -------------       -----------

      1        9406 620-2179  280WM               IBM AS/400 System Unit w/
                                                  F.C. #'s (3) 0350, 2664, 2721,
                                                  2724, 2726, (2) 3002, 5532,
                                                  5534, (13) 6807, 7128,
                                                  Software Version V4R1

      1        3570-B01       22543               IBM Magstar Tape Subsystem

      1        7852-40Z       6BMRLW              IBM AS/400 Modem

      1        9910-B52       6BMRLX              Unity UPS, w/(2) Battery Packs

      1        3486-BG3       6BMRLY              IBM AS/400 Display








                                     LESSEE:


                                     PAPER WAREHOUSE, INC.



                                     By: /s/ Yale T. Dolginow
                                        -----------------------------

                                     Print Name:     Yale T. Dolginow
                                                ---------------------

                                     Title:   President and CEO
                                           --------------------------

                                     Date:
                                          ---------------------------

                          UCC Financing Statement

                               (deleted)